Acquisitions (Tables)	6 Months Ended
Jun. 30, 2021
Business Combinations [Abstract]
Schedule Of Allocation Of Business Combination Consideration between Acquiree And Contractual Agreement Asset
The following table summarizes the allocation of total consideration between Uber Elevate and contractual agreements asset (in thousands, except share and per share data):

Series C redeemable convertible preferred stock (2,581,285 shares at $30.07 per share fair value)	$77,619
Less: premium on Uber CPN	(465)

Total consideration	$77,154

Consideration allocated to contractual agreements asset	$(54,944)

Consideration allocated to Uber Elevate	$22,210

Schedule Of Recognized Identified Assets Assumed In Business Combination
The purchase price allocation for Uber Elevate is as follows (in thousands):

Goodwill	$4,880
Automation Platform Software Technology	7,200
Multimodal Software Technology	4,900
Simulation Software Technology	4,600
Property and equipment	630

Total purchase consideration	$22,210